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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 333-35605.

                                                     /s/ Arthur Andersen LLP

Hartford, Connecticut
August 24, 1998